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                                                                    EXHIBIT 10.7





                           IMPAC MEDICAL SYSTEMS, INC.

                                 2002 STOCK PLAN

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                               TABLE OF CONTENTS
                               -----------------

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                                                                                                      Page
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SECTION 1.     PURPOSE ...........................................................................     1

SECTION 2.     DEFINITIONS .......................................................................     1

           (a)   "Affiliate" .....................................................................     1
           (b)   "Award" .........................................................................     1
           (c)   "Board" .........................................................................     1
           (d)   "Change In Control" .............................................................     1
           (e)   "Code" ..........................................................................     2
           (f)   "Committee" .....................................................................     2
           (g)   "Common Stock" ..................................................................     2
           (h)   "Company" .......................................................................     2
           (i)   "Consultant" ....................................................................     2
           (j)   "Director" ......................................................................     3
           (k)   "Disability" ....................................................................     3
           (l)   "Employee" ......................................................................     3
           (m)   "Exchange Act" ..................................................................     3
           (n)   "Exercise Price" ................................................................     3
           (o)   "Fair Market Value" .............................................................     3
           (p)   "Grant" .........................................................................     3
           (q)   "Incentive Stock Option" or "ISO" ...............................................     3
           (r)   "Key Employee" ..................................................................     3
           (s)   "Non-Employee Director" .........................................................     4
           (t)   "Nonstatutory Stock Option" or "NSO" ............................................     4
           (u)   "Option" ........................................................................     4
           (v)   "Optionee" ......................................................................     4
           (w)   "Parent" ........................................................................     4
           (x)   "Participant" ...................................................................     4
           (y)   "Plan" ..........................................................................     4
           (z)   "Restricted Stock" ..............................................................     4
           (aa)  "Restricted Stock Agreement" ....................................................     4
           (bb)  "Securities Act" ................................................................     4
           (cc)  "Service" .......................................................................     4
           (dd)  "Share" .........................................................................     4
           (ee)  "Stock Option Agreement" ........................................................     4
           (ff)  "Stock Purchase Right" ..........................................................     4
           (gg)  "Subsidiary" ....................................................................     4
           (hh)  "10-Percent Shareholder" ........................................................     4

SECTION 3.     ADMINISTRATION ....................................................................     5

           (a)   Committee Composition ...........................................................     5
           (b)   Authority of the Committee ......................................................     5
           (c)   Indemnification .................................................................     5

SECTION 4.     ELIGIBILITY .......................................................................     6

           (a)   General Rules ...................................................................     6
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                                      -i-

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                           IMPAC MEDICAL SYSTEMS, INC.

                                 2002 STOCK PLAN

SECTION 1.        PURPOSE.

     The Company's Board of Directors adopted the IMPAC Medical Systems, Inc. 2002 Stock Plan on May 31, 2002 (the "Adoption Date"), and amended and restated the Plan on November 15, 2002 subject to the approval of the Company's stockholders. The Plan shall be effective as of the date on which Shares are first made available to the general public pursuant to an initial public offering of the Shares (the "IPO Date").

     The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

     The Plan seeks to achieve this purpose by providing for Awards in the form of Stock Purchase Rights granting Restricted Stock and Options which may be Incentive Stock Options or Nonstatutory Stock Options.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or the applicable Stock Option Agreement or Restricted Stock Agreement.

SECTION 2.        DEFINITIONS.

     (a) "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual's "Service," this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

     (b) "Award" means any award of an Option or Stock Purchase Right under the Plan.

     (c) "Board" means the Board of Directors of the Company, as constituted from time to time.

     (d) "Change In Control" except as may otherwise be provided in a Stock Option Agreement or Restricted Stock Agreement, means the occurrence of any of the following:

                (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than

     50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets;

          (iii) A change in the composition of the Board, as a result of which fewer that one-half of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved;

          (iv) Any transaction as a result of which any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (iii), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

               (A) A trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company;

               (B) A corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; and

               (C) The Company; or

          (v)  A complete liquidation or dissolution of the Company.

(e)  "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Committee" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

(g)  "Common Stock" means the Company's common stock.

(h)  "Company" means IMPAC Medical Systems, Inc., a Delaware corporation.

(i) "Consultant" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee or Director or Non-Employee Director.

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(j)  "Director" means a member of the Board who is also an Employee.

(k) "Disability" means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(l) "Employee" means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(n) "Exercise Price" means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

(o) "Fair Market Value" means the market price of Shares, determined by the Committee as follows:

     (i) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the last trading price reported by the applicable composite transactions report for such date;

     (ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last trading price quoted by the NASDAQ system for such date;

     (iii) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

     (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal. Such determination
                                       -------------------
shall be conclusive and binding on all persons.

(p)  "Grant" means any grant of an Award under the Plan.

(q) "Incentive Stock Option" or "ISO" means an incentive stock option described in Code section 422(b).

(r) "Key Employee" means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

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(s)     "Non-Employee Director" means a member of the Board who is not an
Employee.

(t) "Nonstatutory Stock Option" or "NSO" means a stock option that is not an ISO.

(u) "Option" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

(v) "Optionee" means an individual, estate or other entity that holds an Option.

(w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in section 424(e) of the Code.

(x) "Participant" means an individual or estate or other entity that holds an Award.

(y) "Plan" means this IMPAC Medical Systems, Inc. 2002 Stock Plan as it may be amended from time to time.

(z) "Restricted Stock" means a Share awarded under the Plan pursuant to a Stock Purchase Right.

(aa) "Restricted Stock Agreement" means the agreement described in Section 8 evidencing Restricted Stock that may be purchased following the Award of a Stock Purchase Right.

(bb)    "Securities Act" means the Securities Act of 1933, as amended.

(cc) "Service" means service as an Employee, Director, Non-Employee Director or Consultant.

(dd)    "Share" means one share of Common Stock.

(ee) "Stock Option Agreement" means the agreement described in Section 6 evidencing each Grant of an Option.

(ff) "Stock Purchase Right" means the right to acquire Restricted Stock pursuant to Section 8.

(gg) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in section 424(f) of the Code.

(hh) "10-Percent Shareholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

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SECTION 3. ADMINISTRATION.

     (a) Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     With respect to officers or directors subject to section 16 of the Exchange Act, the Committee shall consist of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards granted to persons who are officers or directors of the Company under Section 16 of the Exchange Act. Notwithstanding the previous sentence, failure of the Committee to satisfy the requirements of Rule 16b-3 shall not invalidate any Awards granted by such Committee.

     The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

     Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

     (b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

          (i) selecting Key Employees who are to receive Awards under the Plan;
          (ii) determining the type, number, vesting requirements and other features and conditions of such Awards;
          (iii) interpreting the Plan; and
          (iv) making all other decisions relating to the operation of the Plan.

     The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Indemnification. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement or Restricted Stock Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof,

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     with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4.        ELIGIBILITY.

     (a) General Rules. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

     (b) Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

     (c) Non-Employee Director Options. Non-Employee Directors shall also be eligible to receive Options as described in this Section 4(c) from and after the date the Board has determined to implement this provision.

          (i) (A) Each eligible Non-Employee Director elected or appointed after the effective date of the Company's initial public offering shall automatically be granted an NSO to purchase 25,000 Shares (subject to adjustment under Section 9) as a result of his or her initial election or appointment as a Non-Employee Director. All NSOs granted pursuant to this
     Section 4(c)(i)(A) shall vest and become exercisable provided the individual is serving as a director of the Company as of the vesting date as follows: 25% one year from the date of grant, then in 36 equal monthly installments commencing on the date one month and one year after the date of grant. (B) Upon the conclusion of each regular annual meeting of the Company's stockholders following his or her initial appointment, each eligible Non-Employee Director who will continue serving as a member of the Board thereafter shall receive an NSO to purchase 5,000 Shares (subject to adjustment under Section 9). All NSOs granted pursuant to this Section 4(c)(i)(B) shall be 100% vested and exercisable upon grant.

          (ii) All NSOs granted to Non-Employee Directors under this Section 4(c) shall become exercisable in full in the event of Change in Control with respect to the Company.

          (iii) The Exercise Price under all NSOs granted to a Non-Employee Director under this Section 4(c) shall be equal to one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant, payable in one of the forms described in Section 7.

                (iv)   All NSOs granted to a Non-Employee Director under this
     Section 4(c) shall terminate on the earlier of:

                       (A)   The 10th anniversary of the date of grant; or

                       (B) The date ninety (90) days after the termination of such Non-Employee Director's Service for any reason.

SECTION 5. SHARES SUBJECT TO PLAN.

     (a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 2,500,000 Shares plus the number of Shares available for grant under the Company's 1993 Stock Option Plan and the Company's 1998 Stock Plan as of the IPO Date.

     (b) Annual Addition. Beginning with the first fiscal year of the Company beginning after the Effective Date, on the first day of each fiscal year, Shares will be added to the Plan equal to the least of (i) three percent (3%) of the outstanding shares in the last day of the prior fiscal year,
     (ii) 300,000 shares or (iii) such lesser number of Shares as may be determined by the Board in its sole discretion.

     (c) Additional Shares. If Awards (including awards previously issued under the Company's 1993 Stock Option Plan and the 1998 Stock Plan) are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan.

     (d) Limits on Options. No Key Employee shall receive Options to purchase Shares during any fiscal year covering in excess of 1,000,000 Shares. Notwithstanding the foregoing limitation, a Key Employee may receive Options to purchase up to 1,500,000 Shares in the first year of a Key Employee's employment with Company.

     (e) Limits on Stock Purchase Rights. No Key Employee shall receive an Award of Stock Purchase Rights during any fiscal year covering in excess of 500,000 Shares. Notwithstanding the foregoing limitation, a Key Employee may receive an Award of up to 1,000,000 Shares in the first year of a Key Employee's employment with Company.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.

     (c) Exercise Price. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

     (d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of Grant. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. No Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any Shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

     (e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     (f) Transferability of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (g) Restrictions on Transfer. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

SECTION 7. PAYMENT FOR OPTION SHARES.

     (a) General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

          (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

          (ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

     (b) Surrender of Stock. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) Promissory Note. To the extent that this Section 7(c) is applicable, payment for all or any part of the Exercise Price may be made with a promissory note.

     (d) Other Forms of Payment. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 8. TERMS AND CONDITIONS FOR AWARDS OF STOCK PURCHASE RIGHTS.

     (a) Time, Amount and Form of Awards. Awards under this Section 8 may be granted in the form of Stock Purchase Rights pursuant to which Restricted Stock will be awarded to a Key Employee. Such Rights may also be awarded in combination with NSOs, and such an Award may provide that the Restricted Stock will be forfeited in the event that the related NSOs are exercised.

     (b) Agreements. Each Award of a Stock Purchase Right under the Plan shall be evidenced by a Restricted Stock Agreement between the Participant and the Company. Such Awards shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Agreement. The provisions of the various Agreements entered into under the Plan need not be identical.

     (c) Payment for Restricted Stock. Restricted Stock may be issued pursuant to the Award of a Stock Purchase Right with or without cash consideration under the Plan.

     (d) Vesting Conditions. Each Award of Restricted Stock shall become vested, in full or in installments, upon satisfaction of the conditions specified in the applicable Agreement. An Agreement may provide for accelerated vesting in the event of the Participant's death, Disability or retirement or other events.

     (e)  Assignment or Transfer of Restricted Stock. Except as provided in
     Section 13, or in a Restricted Stock Agreement, or as required by applicable law, an Award granted under this Section 8 shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 8(e) shall be void. However, this Section 8(e) shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Stock in the event of the Participant's death, nor shall it preclude a transfer of Restricted Stock by will or by the laws of descent and distribution.

     (f) Trusts. Neither this Section 8 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Stock to (i) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Stock from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Stock held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Restricted Stock Agreement, as if such trustee were a party to such Agreement.

     (g) Voting and Dividend Rights. The holders of Restricted Stock acquired pursuant to a Stock Purchase Right awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Stock shall not reduce the number of Shares available under Section 5.

SECTION 9. PROTECTION AGAINST DILUTION.

     (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its reasonable discretion, deems appropriate in order to prevent the dilution or enlargement of rights hereunder in one or more of:

         (i) the number of Shares available for future Awards under Section 5(a); the annual amount of increase under Section 5(b)(i); the per person Share limits under Sections 5(d) and (e); and the number of Shares subject to automatic Grants under Section 4(c);

         (ii)  the number of Shares covered by each outstanding Award; or

         (iii) the Exercise Price under each outstanding Option.

     Notwithstanding anything in this Plan to the contrary, no adjustment shall be made with respect to any stock split occurring prior to the IPO Date.

     (b) Participant Rights. Except as provided in this Section 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 10.       EFFECT OF A CHANGE IN CONTROL.

     (a) Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration.

     (b) Acceleration. The Committee may determine, at the time of granting an Award or thereafter, that such Award shall become fully exercisable as to all Shares subject to such Award in the event that a Change in Control occurs with respect to the Company.

SECTION 11.       LIMITATIONS ON RIGHTS.

     (a) Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's Certificate of Incorporation and Bylaws and a written employment agreement (if any).

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     (b) Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Section 9.

     (c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 12. WITHHOLDING TAXES.

     (a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) Share Withholding. If a public market for the Company's Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may the Company allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

SECTION 13. DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the IPO Date, subject to the approval of the Company's stockholders. No Options shall be exercisable until such stockholder approval is obtained. In the event that the stockholders fail to approve the Plan within twelve
     (12) months after its adoption by the Board, any Awards made shall be null and void and no additional Awards shall be made. The Plan shall terminate on the date that is ten (10) years after its Adoption Date and may be terminated on any earlier date pursuant to Section 13(b).

     (b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall

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         be granted under the Plan after the Plan's termination. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

SECTION 14. EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

                                       IMPAC Medical Systems, Inc.


                                       By ______________________________________

                                       Title ___________________________________

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